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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in Registration Statement No. 33-72438 of Nashua Corporation on Form S-8 of our report dated July 14, 1999 relating to the financial statements of the Nashua Corporation Employees' Savings Plan as of and for the year ended December 31, 1998 included in this Form 11K.


                                             PricewaterhouseCoopers LLP

Boston, Massachusetts
June 27, 2000





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